Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	December	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	1/19/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	1/19/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH October 31, 2015	MONTH November 30, 2015	MONTH December 31, 2015

ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$1,028,203	$1,083,015	$510,400
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$1,028,203	$1,083,015	$510,400
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107			$0	[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$44	$0	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$1,028,247	$1,083,015	$510,400
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$1,028,247	$1,083,015	$510,400
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$0	$1,288	$0
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$298,041	$328,481	$87,407
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$325	$5,138	$0
23.	TOTAL POSTPETITION LIABILITIES		$298,366	$334,907	$87,407
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$299,428	$335,968	$88,468
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$1,553,373	$1,451,203	$1,416,090
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(6,726,278)	($6,605,880)	$(6,895,882)	[1]
33.	TOTAL EQUITY		$728,819	$747,046	$421,932
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$1,028,247	$1,083,015	$510,400

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH October 31, 2015	MONTH November 30, 2015	MONTH December 31, 2015

CURRENT ASSETS
8.	PREMIUMS BEING FORWARDED		$44
8	TOTAL OTHER CURRENT ASSETS		$44	$0	$0

POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$325	$5,138
22	TOTAL OTHER POSTPETITION LIABILITIES		$325	$5,138	$0

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		SEPTEMBER	OCTOBER	NOVEMBER	DECEMBER
REVENUES
1.	GROSS REVENUES	$1,032,009	$214,446	$53,944	$28,943
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$1,032,009	$214,446	$53,944	$28,943
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$1,032,009	$214,446	$53,944	$28,943
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$375	$26,817	$464	$270
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$375	$26,817	$464	$270
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$1,031,634	$187,628	$53,480	$28,673
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$96,826	$65,916	$155,296	$63,226
24.	U.S. TRUSTEE FEES	$0	$4,813	$0	$0
25.	OTHER (ATTACH LIST)	$1,550	$0	$354	$560	[1]
26.	TOTAL REORGANIZATION EXPENSES	$98,376	$70,729	$155,650	$63,786
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$933,258	$116,900	$(102,170)	$(35,113)

[1]	Expenses for Relativity Hosting and Privilege Log Export reclassified from Item 23. Professional Fees.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS		October 31, 2015	November 30, 2015	December 31, 2015
1.	CASH - BEGINNING OF MONTH	$1,090,944	$1,028,203	$1,083,015
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$216,308	$53,988	$28,943	$299,238
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$216,308	$53,988	$28,943	$299,238
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$8,632	$3,101	$35,496	$47,229
9.	TOTAL NON-OPERATING RECEIPTS	$8,632	$3,101	$35,496	$47,229
10.	TOTAL RECEIPTS	$224,939	$57,088	$64,439	$346,467
11.	TOTAL CASH AVAILABLE	$1,315,883	$1,085,291	$1,147,454
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES	$25,513			$25,513	[1]
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$261,842	$2,276	$637,054	$901,173
26.	TOTAL OPERATING DISBURSEMENTS	$287,355	$2,276	$637,054	$926,686
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES	$325			$325
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$325	$0	$0	$325
31.	TOTAL DISBURSEMENTS	$287,680	$2,276	$637,054	$927,011	[2]
32.	NET CASH FLOW	$(62,741)	$54,812	$(572,615)	$(580,544)
33.	CASH - END OF MONTH	$1,028,203	$1,083,015	$510,400

[1]	Item 23. Supplies includes $25,000 of postage.
[2]	Total Disbursements includes the following amounts that are NOT disbursements, but are transfers of funds between bank accounts (from LPI Financial Services account to Life Partners, Inc. account) for the periods shown below.

October 31, 2015	$254,686.04
November 30, 2015	$-
December 31, 2015	$628,957.75

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS		October 31, 2015	November 30, 2015	December 31, 2015
NON-OPERATING RECEIPTS (OTHER)
8.	DIVIDENDS FORWARD TO LPI				$0
8.	FLOW THRU PREMIUMS	$3,946	$3,101	$6,538	$13,585
8.	PREMIUMS RETURNED				$0
8.	SPOILED POSTAGE REFUND				$0
8.	RECEIPTS TO BE FORWARDED TO LPI	$4,686		$28,958	$33,644
9.	TOTAL NON-OPERATING RECEIPTS	$8,632	$3,101	$35,496	$47,229
OPERATING DISBURSEMENTS
25.	BANK FEES	$1,294	$454	$270	$2,018
25.	CREDIT CARD PROCESSING FEES	$10	$10		$20
25.	DIVIDENDS FORWARD TO LPI				$0
25.	FLOW THRU PREMIUMS	$5,852	$1,813	$7,826	$15,491
25.	PREMIUMS RETURNED				$0
25.	TRANSFER TO LPI	$254,686		$628,958	$883,644
25.	TRANSFER TO LPI BANK ACCOUNT				$0
25.	LICENSES & FEES				$0
25	TOTAL OPERATING DISBURSEMENTS (OTHER)	$261,842	$2,276	$637,054	$901,173

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH October 31, 2015	MONTH November 30, 2015	MONTH December 31, 2015
1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	December 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE					$0

STATUS OF POSTPETITION TAXES	MONTH:	December 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	December 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):		Checking
1.	BALANCE PER BANK STATEMENT	$510,400			$510,400
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS				$0
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$510,400	$0	$0	$510,400
6.	NUMBER OF LAST CHECK WRITTEN	1027

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$510,400

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	December 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$7,826	$98,263
2.	Purchase Escrow Services, LLC	Premium Remittance	$0	$3,687
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$7,826	$101,950

PROFESSIONALS							[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$756,817	$412,683	$756,817	$149,519	[2]
2.	Bridgepoint Consulting	12/15/15	$673,261	$602,889	$673,261	$200,783	[2]
3.	Epiq Bankruptcy Solutions	05/22/15	$2,450,530	$252,894	$2,343,973	$131,557
4.	Kim Hinkle, Attorney at Law	12/15/15	$200,377	$119,969	$200,377	$26,971	[2]
5.	MMS Advisors					$217,600	[5]
6.	Munsch, Hardt, Kopf & Harr,P.C.	12/15/15	$1,673,802	$1,076,349	$1,673,802	$251,316	[2]
7.	Thompson & Knight LLP	12/15/15	$8,304,511	$5,837,850	$8,307,945	$1,361,766	2,3&4
8.	Tom Moran, US Trustee	12/18/15	$11,850	$11,850	$11,850	$472,750	[6]
9.	Phillips Murrah	12/15/15	$152,051	$70,006	$152,051	$12,971	[2]
10.	Smith, Jackson, Boyer & Brovard, PLLC	12/18/15	$55,199	$47,736	$55,199	$6,451	[2]
11.	Predictive Resources	11/19/15	$92,121	$92,121	$92,121	$111,348	[2]
12.	D3G/Lewis & Ellis	12/03/15	$88,912	$88,912	$88,912	$101,663	[2]
13.	Barbara Pope	12/15/15	$42,477	$42,477	$42,477	$0	[7]
14.	TOTAL PAYMENTS TO PROFESSIONALS			$8,655,736	$14,398,784	$3,044,696	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[2]	Amount Paid also includes payments authorized by Fee Procedures Orders dated 8/6/15 & 10/29/15.
[3]	Total Paid To Date for Thompson & Knight includes $3,434 in filing fees paid twiced (at the time of filing and when the fee application was paid) which is not duplicated in Amount Approved.
[4]	Amount Paid includes $1,129,446.39 paid by Life Partners Holdings, Inc.
[5]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[6]	Total Paid To Date excludes out-of-pocket expense reimbrusements on behalf of subsidiary debtors.
[7]	Amounts shown are for Fee Applications only and do not include subsequent employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	December 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY